EXHIBIT 9
                                                                       ---------

[LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

                                                   PRICEWATERHOUSECOOPERS LLP
                                                   CHARTERED ACCOUNTANTS
                                                   111 5th Avenue SW, Suite 3100
                                                   Calgary, Alberta
                                                   Canada T2P 5L3
                                                   Telephone +1 (403) 509 7500
                                                   Facsimile +1 (403) 781 1825




CONSENT OF INDEPENDENT AUDITORS
-------------------------------

We consent to the use of our report dated February 19, 2004, with respect to the consolidated financial statements of Canadian Natural Resources Limited included in its Annual Report (Form 40-F) for the year ended December 31, 2003 and incorporated by reference in its Registration Statement on Form F-9 (Registration No. 333-104919), filed with the Securities and Exchange Commission.


/s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Calgary, Alberta
April 9, 2004